SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      January 18, 1996



                           Commercial Credit Company
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             (Exact name of registrant as specified in its charter)


     Delaware                       1-6594                 52-0883351
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     (State or other             (Commission               (IRS Employer
     jurisdiction of             File Number)              Identification No.)
     incorporation)

         300 Saint Paul Place, Baltimore, Maryland          21202
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         (Address of principal executive offices)         (Zip Code)

                                  (410) 332-3000
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               (Registrant's telephone number, including area code)





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                             COMMERCIAL CREDIT COMPANY
                             Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         Exhibit No.       Description
         -----------       -----------

            1.01 Terms Agreement, dated January 18, 1996, between the Company and UBS Securities Inc., as Underwriter, relating to the offer and sale of the Company's
                           5 7/8% Notes due January 15, 2003.

            4.01           Form of Note for the Company's 5 7/8% Notes due
                           January 15, 2003.


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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  January 22, 1996                    COMMERCIAL CREDIT COMPANY



                                                 By   /s/ Firoz B. Tarapore
                                                   ----------------------------
                                                     Firoz B. Tarapore
                                                     Vice President and
                                                     Assistant Treasurer